UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2018

Myovant Sciences Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37929	98-1343578
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB, United Kingdom	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  +44 203 318 9709

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2018, Myovant Sciences Ltd. (the “Registrant”) issued a press release providing a corporate update and announcing its financial results for the three months ended June 30, 2018, a copy of which is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

In accordance with General Instruction B.2. of Form 8-K, the information in this report furnished pursuant to Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, or the Securities Act, nor shall it be deemed incorporated by reference into any of the Registrant’s filings under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Myovant Sciences Ltd., dated August 7, 2018, “Myovant Provides Corporate Update and Reports Financial Results for First Fiscal Quarter Ended June 30, 2018”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date:	August 7, 2018	By:	/s/ Frank Karbe
		Name:	Frank Karbe
		Title:	Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Myovant Sciences Ltd., dated August 7, 2018, “Myovant Provides Corporate Update and Reports Financial Results for First Fiscal Quarter Ended June 30, 2018”